Lakeland Bancorp, Inc.

INVESTOR PRESENTATION

SECOND QUARTER 2012

THOMAS J. SHARA, PRESIDENT & CEO ✦ JOSEPH F. HURLEY, EVP & CFO

Lakeland Bancorp, Inc.

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various foward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, change in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to and does not undertake to update any of its forward-looking statements made herein.

Corporate Profile

- Largest commercial bank focused exclusively on Northern New Jersey
- Founded in 1969
- $2.9 billion commercial bank
- 47 branches





Pennsylvania
New York
SUSSEX
WARREN
PASSAIC
MORRIS
BERGEN
ESSEX
Sussex/Wantage
Wantage
Vernon
Branchville
Branchville/Downtown
Hardyston
Franklin
West Milford
Hampton
Bristol Glen
Lafayette
Sparta
Sparta/Downtown
Ringwood
Newfoundland
ADMINISTRATIVE CENTER
Park Ridge
Stillwater
Wyckoff
Milton
Butler
North Haledon
Butler/Carey Avenue
North Warren
Fredon
Park Place
Andover
Byram
Woodland Commons
Cedar Crest Village
Pompton Plains
Wayne
Englewood
Rochelle Park
Teaneck
Boonton
Little Falls
Hackensack
Stanhope
Wharton
West Caldwell
Caldwell
Morristown
206
23
80
46
24
31
202
287
280

Lakeland Bancorp, Inc.

Stockholder Information ("LBAI")

- Market Cap - $255 million
- 2.55% dividend yield
- Ownership -
  - Institutional - 33.1%
  - Insider - 11.0%
- Book Value - $9.15
- Tangible Book Value - $5.92
- Price/BV - 1.03%
- Price/TBV - 1.59%
- Price/Earnings - 12.7
- Est. Price/Earnings - 12.0

Stock price $9.43 as of July 24, 2012

Lakeland Bancorp, Inc.

New Jersey
#1 in Population Density & Household Income

Current Counties of Operation	LBAI Deposits ($millions) (1)	Market Deposits ($millions) (1)	2011 Median Household Income (1)	Number of Small Businesses (2)
Bergen, NJ	$300	$38,923	$79,903	31,014
Essex, NJ	$52	$21,684	$52,839	18,771
Morris, NJ	$548	$21,024	$97,036	16,696
Passaic, NJ	$544	$10,057	$58,123	11,454
Sussex, NJ	$731	$2,328	$81,215	3,356
Warren, NJ	$17	$2,142	$69,864	2,543
Total	**$2,192**	**$96,158**		**83,834**
Contiguous Counties				
Hunterdon, NJ		$3,428	$100,693	3,874
Somerset, NJ		$13,728	$97,053	9,525
Rockland, NY		$8,327	$86,199	8,999
Orange, NY		$5,453	$65,785	9,094
Total	**0**	**$30,936**		**31,492**

SOURCE: SNL FINANCIAL / ESRI
(1) Data As Of June 2011
(2) Data As Of 2009; Small Businesses Defined As Those With Less Than 100 Employees

Lakeland Bancorp, Inc.

Deposit Market Share

- 2nd largest independent commercial bank in counties of operation
- Significant opportunity to take market share from larger competitors

All Banks in Counties of Operation (1)				
Rank	Institution	Number of Branches	Deposits in Market ($m)	Market Share (%)
1	Hudson City Bancorp Inc. (NJ)	51	11,642	12.3
2	Bank of America Corp. (NC)	121	10,240	10.9
3	Toronto-Dominion Bank	99	9,641	10.2
4	Wells Fargo & Co. (CA)	98	8,601	9.1
5	JPMorgan Chase & Co. (NY)	141	8,304	8.8
6	Valley National Bancorp (NJ)	124	6,799	7.2
7	PNC Financial Services Group (PA)	118	6,270	6.6
8	New York Community Bancorp (NY)	14	4,163	4.4
9	Investors Bancorp Inc. (MHC) (NJ)	30	2,513	2.7
10	Capital One Financial Corp. (VA)	35	2,430	2.6
11	**Lakeland Bancorp (NJ)**	**47**	**2,192**	**2.3**
12	Santander	39	2,008	2.1
13	HSBC	6	1,807	1.9
14	Columbia Bank MHC (NJ)	23	1,713	1.8
15	Provident Financial Services (NJ)	21	1,480	1.6
	Total (1-15)	967	79,803	84.5
	Total (1-79)	1,231	94,294	100.0

Independent Commercial Banks (2) in Counties of Operation (1)				
Rank	Institution	Number of Branches	Deposits in Market ($m)	Market Share (%)
1	Valley National Bancorp (NJ)	124	6,799	48.3
2	**Lakeland Bancorp (NJ)**	**47**	**2,192**	**15.6**
3	Stewardship Financial Corp. (NJ)	14	590	4.2
4	North Jersey Cmty. Bncp. (NJ)	6	512	3.6
5	Peapack-Gladstone Financial (NJ)	6	364	2.6
6	Sussex Bancorp (NJ)	8	350	2.5
7	Bancorp of New Jersey Inc. (NJ)	7	350	2.5
8	First Hope Bancorp (NJ)	6	340	2.4
9	Community Bk. of Bergen County (NJ)	4	290	2.1
10	Pascack Bancorp Inc. (NJ)	6	258	1.8
11	Mariners Bancorp (NJ)	7	242	1.7
12	City National Bancshares Corp. (NJ)	4	234	1.7
13	Center Bancorp Inc. (NJ)	3	197	1.4
14	Regal Bank (NJ)	4	174	1.2
15	Highlands Bancorp Inc. (NJ)	3	141	1.0
	Total (1-15)	249	13,033	92.6
	Total (1-79)	272	14,076	100.0

SOURCE: SNL FINANCIAL - Data As Of June 2011

(1) Counties of Operation include Bergen, Essex, Morris, Passaic, Sussex and Warren

(2) Includes all commercial banks headquartered in New Jersey

Lakeland Bancorp, Inc.

Experienced Management Team

	Title	Years in Banking	Years with Lakeland	Previous Experience
Thomas J. Shara	President & CEO	30	4	Hudson United, TD Banknorth
Robert A. Vandenbergh	Chief Operating Officer	30	13	Midlantic
Joseph F. Hurley	Chief Financial Officer	25	13	Hudson United, HSBC
David S. Yanagisawa	Chief Lending Officer	35	4	Hudson United, TD Banknorth
Ronald Schwarz	Chief Retail Officer	30	3	Sovereign
James Noonan	Chief Credit Officer	35	9	Fleet Bank
Louis Luddecke	Chief Operations Officer	30	13	Horizon

Lakeland Bancorp, Inc.

Loan Portfolio

(Dollars in Millions)



$1,719
$1,894
$1,945
$2,012
$2,063
$312
$120
$67
$29
$26
2008
2009
2010
2011
6/30/2012
Loans ex Leases
Leases



20%
1%
3%
10%
15%
51%
CRE ($1,061m)
C&I ($216m)
Construction ($56m)
Leases ($26m)
Residential Mortgage ($421m)
Consumer ($309m)

Lakeland Bancorp, Inc.

Commercial Loans

as of June 30, 2012

- Relationship banking and deposit focus
- Five NJ Lending Offices
- Centralized lending approval
- Average Commercial loan size - $560k
- Legal lending limit - $37m
- House limit - $24m
- Twenty borrowers > $10m exposure

Lakeland Bancorp, Inc.

Commercial Loans

as of June 30, 2012

Commercial Loan Growth

ex leases & consumer loans

(dollars in millions)


$102
$143
$815
$108
$173
$914
$71
$194
$970
$79
$210
$1,013
$56
$216
$1,061
2008
2009
2010
2011
6/30/2012
CRE
C&I
Construction


Industrial 6%
Multi- Family 11%
Office 13%
Other 6%
Mixed 6%
Owner Occupied 40%
Commercial Constr. 2%
Residential Constr. 3%
Retail 13%

Lakeland Bancorp, Inc.

Residential & Consumer Loans
as of June 30, 2012

Consumer:

- Outstanding $266m Home Equity + $43m Other
- 13,281 Loans

Residential:

- Outstanding $421m of 1 - 4 Family loans
- 1,786 Loans



25%
20%
15%
10%
5%
0%
0%
1%
2%
4%
11%
18%
18%
21%
21%
5%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820



40%
32%
24%
16%
8%
0%
0%
1%
1%
2%
6%
11%
16%
28%
35%
1%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

% of known FICOs at 06/2012

Lakeland Bancorp, Inc.

Investment Securities

as of June 30, 2012

- $516m (18% of Total Assets)
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No significant write downs
- 2.50% Yield
- 3.63 year Weighted Average Life
- 2.65 year Modified Duration


14%
9%
5%
3%
68%
MBS/CMO ($353m)
Corporate Debt ($18m)
Munis ($74m)
Agencies ($47m)
Equities, FHLB, CRA ($24m)

Lakeland Bancorp, Inc.

Municipal Securities Portfolio

as of June 30, 2012

Rating	Count	Market Value (%)	Market Value ($)	Gain/Loss ($)
AAA	24	16%	$12,213,512	$587,881
AA	109	60%	44,575,943	1,989,294
A	11	4%	2,914,713	90,816
BBB	2	1%	947,686	37,687
Below Inv. Grade	1	0%	44,406	-593
Not Rated	23	19%	14,492,537	51,530
Total	**170**	**100%**	**$75,188,797**	**$2,756,615**

Insured / Enhanced	
Insured and Enhanced	9%
Insured	26%
Enhanced	16%

Breakout By State	
New Jersey	62%
New York	4%
Illinois	2%
Minnesota	3%
Other	29%

Lakeland Bancorp, Inc.

Deposits

Core Deposits 86% of Total Deposits

(Dollars in Millions)


17%
9%
5%
32%
21%
16%
DDA ($474m)
Savings ($353m)
NOW ($731m)
MMDA ($392m)
Time < $100k ($202m)
Time > $100k ($125m)


Demand Deposits
$323
$383
$450
$474
12/31/2009
12/31/2010
12/31/2011
6/30/2012

% of Total Deposits	15%	17%	20%	21%

Lakeland Bancorp, Inc.

Capital Ratios

	Well Capitalized	6/30/2012
Leverage Ratio	5%	7.62%
Tier 1 Ratio	6%	10.21%
Total Risk Based Capital Ratio	10%	12.59%



Tangible Common Equity Ratio
4.78%
5.03%
5.05%
5.01%
5.23%
5.46%
5.63%
5.63%
5.60%
5.78%
1Q
2Q
3Q
4Q
2010
1Q
2Q
3Q
4Q
2011
1Q
2Q
2012

Lakeland Bancorp, Inc.

Financial Highlights

- 2Q Net Income up 19% vs. 2Q 2011
- EPS of $0.20 compared to $0.17 vs. 2Q 2011
- Net Interest Margin at 3.70%
- Fee Income (ex sec. gains) up 6%
- NPAs down 30% from 12/31/2011
- Provision for loans and leases down 28% vs. 2Q 2011
- TARP fully repaid & Warrants repurchased

Net Income

(Dollars in millions)



$17.7
$15.2
-$8.6
$15.2
$9.7
$8.0
2Q YTD
$9.8
2008
2009
2010
2011
2012 YTD

ROA & ROE


ROA
0.71%
0.73%
0.72%
0.71%
0.78%
2Q
3Q
4Q
1Q
2Q
2011
2012


ROE
8.47%
8.59%
8.50%
8.23%
8.94%
2Q
3Q
4Q
1Q
2Q
2011
2012

Lakeland Bancorp, Inc.

Net Interest Margin


3.90%
3.85%
3.73%
3.76%
3.70%

Annually	2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012
Asset Yield	4.71%	4.63%	4.46%	4.43%	4.35%
IB Liability Cost	0.99%	0.95%	0.90%	0.83%	0.80%
Spread	3.73%	3.68%	3.56%	3.60%	3.54%
NIM	3.90%	3.85%	3.73%	3.76%	3.70%

Lakeland Bancorp, Inc.

Deposit Pricing Trends


Weighted Average cost of total deposits for the quarter
0.82%
0.70%
0.64%
0.59%
0.53%
0.50%
0.46%
0.44%
0.40%
0.37%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2010
2011
2012

Lakeland Bancorp, Inc.

Peer Group Performance

Non-Interest Expenses / Avg. Assets


2.32%
2Q '12
LBAI
3.05%
1Q '12
$2-5 Bill.
Peer Avg.
2.89%
1Q '12
$1-10 Bill.
Mid-Atlantic
Peer Avg.

Efficiency Ratio


57.2%
2Q '12
LBAI
63.4%
1Q '12
$2-5 Bill.
Peer Avg.
62.9%
1Q '12
$1-10 Bill.
Mid-Atlantic
Peer Avg.

Lakeland Bancorp, Inc.

Non-Performing Assets

(Dollars in millions)


$56.5
$57.7
$50.2
$43.3
$35.3
2Q
3Q
4Q
1Q
2Q
2011
2012

NPA / Assets	1.24%
NPL / Loans	1.63%
Allowance / Loans	1.37%

Lakeland Bancorp, Inc.

Credit Metrics

(Dollars in millions)

June 30, 2012 (dollars in millions)	Outstanding	NPA	Net YTD Charge-Offs	Charge-Offs as a % of Outstanding
CRE	$1,117	$18.8	$6.5	**1.16%**
C & I	216	1.7	0.2	**0.19%**
Consumer	309	2.8	1.1	**0.71%**
Residential Mortgages	421	10.2	0.5	**0.24%**
Leasing	26	0.5	0.0	**N/A**
Foreclosures/ Repossessed		1.3		
TOTAL 2Q 2012	$2,089	$35.3	$8.3	**0.80%**
TOTAL 2011	$2,041	$50.2	$17.7	0.89%

Lakeland Bancorp, Inc.

LBAI Investment Considerations

- Attractive market demographics
- Experienced executive management team
- Right-sized institution
- Small business lending focus
- Low cost, core deposit franchise
- Disciplined expense culture
- Shareholder focus